SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


                            -------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                  SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                       Date of Report:  January 24, 1997



                                F.N.B. CORPORATION

             (Exact name of registrant as specified in its charter)


      Pennsylvania                   0-8144                 25-1255406
------------------------          -----------          -------------------
(State of Incorporation)          (Commission            (IRS Employer
                                  File Number)         Identification No.)



           Hermitage Square, Hermitage, Pennsylvania         16148
           -----------------------------------------       ----------
           (Address of principal executive offices)       (Zip code)



                                (412) 981-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

               F.N.B. Corporation (FNB) completed its merger with Southwest Banks, Inc. (Southwest), a bank holding company headquartered in Naples, Florida, effective January 21, 1997. Under the terms of the merger agreement, each outstanding share of Southwest's common stock was converted into .819 share of FNB common stock with cash being-paid in lieu of fractional shares, a total of 2.85 million shares of FNB common stock were issued. At December 31, 1996, Southwest had total assets and deposits of $528.8 million and $427.7 million, respectively. The transaction was accounted for as a pooling of interests.

Southwest was merged with Southwest Affiliation Corporation, a Florida corporation and wholly-owned subsidiary of FNB. Southwest is the surviving entity and will continue to operate under its present name.

Additional Directors
In accordance with the merger agreement, the following four individuals were appointed to the Corporation's Board of Directors:

     James Lindsey, licensed real estate broker and managing partner of Dor-J's, a private investment company; Edward J. Mace, practicing Certified Public Accountant and owner of Edward J. Mace, CPA; Richard C. Myers, a director of Naples Dodge; Gary L. Tice, Chairman, President and Chief Executive Officer of Southwest and Chairman of First National Bank of Naples.









ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)  Financial Statements

            (i) Audited consolidated financial statements of Southwest as of December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995, and the independent auditors' report thereon, included on pages 12 through 31 of Southwest's 1995 Annual Report included in Form 10-K for the year ended December 31, 1995 were previously filed on Form 8-K dated June 28, 1996. The consent of Hill, Barth & King, Inc. independent auditors of Southwest, to the incorporation by reference of their report on such financial statements was previously filed as exhibit to Form 8-K dated June 28, 1996.

            (ii) Unaudited consolidated interim financial statements of
                 Southwest as of September 30, 1996 and 1995 and for the nine months ended September 30, 1996 and 1995 were previously filed in the Corporation's Form 8-K dated November 13, 1996. Unaudited consolidated interim financial statements of Southwest as of June 30, 1996 and 1995 and for the six months ended June 30, 1996 and 1995 were previously filed in the

                 Corporation's Form 8-K dated August 13, 1996. Unaudited consolidated interim financial statements of Southwest as of March 31, 1996 and 1995 and for the three months ended March 31, 1996 and 1995 were filed in the Corporation's Form 8-K dated May 15, 1996.

             (b) Pro Forma Financial Information

                 Pro forma consolidated financial information (unaudited) as of September 30, 1996 and for the nine months ended September 30, 1996 and 1995 giving effect to the merger of Southwest were previously filed in the Corporation's Form 8-K dated November 13, 1996. Pro forma consolidated financial information (unaudited) as of June 30, 1996 and for the six months ended June 30, 1996 and 1995 giving effect to the merger of Southwest were previously filed in the Corporation's Form 8-K dated August 13, 1996. Pro forma consolidated financial information (unaudited) as of March 31, 1996 and for the three months ended March 31, 1996 and 1995 giving effect to the merger of Southwest were previously filed in the Corporation's Form 8-K dated May 15, 1996.

                                  Signatures
                                  ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                         F.N.B. CORPORATION
                                         (Registrant)



                                         By:    /s/ John D. Waters
                                                ----------------------------
                                         Name:  John D. Waters
                                         Title: Vice President and
                                                Chief Financial Officer

Dated:  January 24, 1997

                                 EXHIBIT INDEX

2.1 Agreement and plan of merger, dated as of February 2, 1996 by and between F.N.B. Corporation, Southwest Application Corporation and Southwest Banks, Inc., incorporated by reference to Exhibit 1 to the Corporation's Current Report on Form 8-K dated February 2, 1996.


99.1        January 21, 1997 Press Release

                                                                  EXHIBIT 99.1




                                         F.N.B. CORPORATION
                                         (NASDAQ:  FBAN)
                                         HERMITAGE, PA 16148



DATE:               January 21, 1997
FOR RELEASE:        Immediately
CONTACT:            John D. Waters
                    V.P. and Chief Financial Officer
                    (412) 983-3440

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                  F.N.B. CORPORATION COMPLETES FLORIDA MERGER
HERMITAGE, PA -- F.N.B. Corporation announced that the affiliation with Southwest Banks, Inc., Naples, Florida, was completed today. Under the terms of the Merger Agreement, F.N.B. exchanged .819 shares of common stock for each share of Southwest common stock, a total issuance of 2,851,907 shares.
         Peter Mortensen, Chairman and President of F.N.B. Corporation, commented, "This affiliation provides important new growth opportunities to the Corporation. F.N.B.'s return on equity of 14.1% and return on assets of 1.2% for the year 1996 represent strong financial performance in markets with low to stable growth prospects.

With the addition of Southwest, F.N.B. will have a strategic investment in one of the fastest growing areas in the United States." F.N.B. recently announced record earnings of $21 million, $2.10 per fully diluted share, before a one-time charge mandated by Congress for recapitalization of the federal deposit insurance fund and merger costs related to the Southwest transaction. These results from recurring operations represent a 16% increase over year-end 1995. F.N.B. common stock was quoted yesterday at $23.625, the average of the closing bid and ask prices.
         Gary Tice, Chairman of Southwest Banks, added, "The merger with F.N.B. Corporation will permit First National Bank of Naples and Cape Coral National Bank to continue their outstanding growth record and strong commitment to high quality, personal service to customers." Southwest has averaged in excess of 20% asset growth over the past five years. The affiliate banks will continue to operate under their present names and locations.
         F.N.B. Corporation has $2.3 billion in assets operating seven community banks and a consumer finance subsidiary through 100 offices in Pennsylvania, Ohio, New York and Florida.
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